UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2024

FIRST TRINITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	000-52613	34-1991436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E. 63rd Place, Suite 230
Tulsa, Oklahoma 74133-1246
(Address of principal executive offices) (Zip Code)

(918) 249-2438
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class

Common Stock $0.01 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 15, 2024 (the “Effective Date”), First Trinity Financial Corporation (the “Company”) entered into an Amended and Restated Employment Agreement with Jeffrey J. Wood (the “Employment Agreement”) continuing him as the Company’s Chief Financial Officer, a position he has held for more than five years.

The following is a summary of the material features of the Employment Agreement and is qualified in its entirety by reference to the full text of it, a copy of which is filed as Exhibit 10.1 to this Report.

Base Salary, Benefits, Bonus and Expense Reimbursement. Mr. Wood’s initial annual base salary is $323,127 (“Base Salary”) and will be increased by 6% on January 1 of each year. The Company does not have any other obligation to increase or decrease the Base Salary. Mr. Wood will be entitled to participate in all incentive, retirement, profit-sharing, life, medical, disability and other benefit plans and programs (collectively, “Benefit Plans”) as are from time to time generally available to other executives of the Company with comparable responsibilities, subject to the provisions of those programs. Mr. Wood will also be entitled to holidays, sick leave and vacation in accordance with the Company’s policies as they may change from time to time, but in no event shall Mr. Wood be entitled to less than four weeks’ paid vacation. Mr. Wood will be provided with indemnification and advancement of expenses to the fullest extent permitted by applicable state law and shall be covered by the Company’s directors’ and officers’ liability insurance policy at its highest levels. Also, Mr. Wood may receive a discretionary bonus subject to approval of the Company’s Board of Directors (the “Board”). The Company will promptly reimburse Mr. Wood, in accordance with the Company’s policies and practices in effect from time to time, for all expenses reasonably incurred by Mr. Wood in performance of his duties.

Term; Extensions. The term of the Employment Agreement is 24 months subject to earlier termination as discussed below. Commencing on the second year anniversary of the Effective Date, the Employment Agreement will be automatically extended for successive two-year terms unless the Employment Agreement is terminated as described below.

Termination. Mr. Wood’s employment by the Company: (a) will terminate upon his death or disability as described below; (b) may be terminated by the Company for any reason other than Cause (as defined below); (c) may be terminated by the Company for Cause at any time; (d) may be terminated by Mr. Wood, without Good Reason (defined below) at any time upon 60 days’ prior written notice delivered by Mr. Wood to the Company; and (e) may be terminated by Mr. Wood for Good Reason. The Employment Agreement will automatically terminate if Mr. Wood is prevented from performing his usual duties by reason of a medically determinable physical or mental impairment or disability, total or partial, which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months (referred to as “Disability”); provided, however, the Company will nevertheless continue to pay his full salary up to and including the last day of the fifth consecutive month following a Disability.

“Cause” means the termination by the Board of Mr. Wood’s employment following his (i) intentional neglect that jeopardizes the life or property of another; (ii) intentional wrongdoing or malfeasance; (iii) intentional violation of a business related law; or (iv) failure to perform his duties under the Employment Agreement after the Board has delivered to Mr. Wood written notice which specifically identifies the manner in which the Board believes he is not performing his duties. No such action or inaction by Mr. Wood will be treated as Cause unless, in the case of (i), (ii) or (iii) above it has a material adverse effect on and is demonstrably injurious to the Company and, in the case of (i) through (iv) above, it is not cured by Mr. Wood, or cannot be cured, within 60 days after written notice from the Board to Mr. Wood.

Also, as used in the Employment Agreement, “Good Reason” means: (i) a material reduction in the title, position, duties, authority or job responsibilities of Mr. Wood, which demotion is caused by something other than Mr. Wood’s actions or inactions which would constitute Cause or the removal of Mr. Wood as an officer of the Company or its majority-owned subsidiaries or the failure of Mr. Wood to be re-elected as an officer of the Company by the Board; (ii) the relocation of Mr. Wood’s employment location by more than 25 miles from Tulsa, Oklahoma; (iii) a material reduction in Mr. Wood’s Base Salary or Bonus opportunity; (iv) any material breach of the Employment Agreement by the Company; or (v) Mr. Wood’s voluntary termination of employment for any reason during the 12-month period commencing upon a Change in Control (defined below).

Consequences of Termination.

(a)         Consequences of termination – Mr. Wood’s death or Disability. If Mr. Wood’s employment is terminated because of his death or Disability, (i) the Employment Agreement will terminate immediately; (ii) the Company will pay Mr. Wood, or his legal representative or estate, as the case may be, within 30 days following the termination: (x) all accrued vacation amounts and unreimbursed business expenses; and (y) in full satisfaction of all of its compensation (Base Salary and Bonus) obligations under the Employment Agreement, an amount equal to the sum of any Base Salary due to Mr. Wood through the last day of employment, plus any accrued Bonus to which Mr. Wood may have been entitled on the last day of employment,; and (iii) Mr. Wood’s benefits and rights under any Benefit Plan will be paid, retained or forfeited in accordance with the terms of such plan; provided, however, that the Company will have no obligation to make any payments toward these benefits for Mr. Wood from and after termination.

(b)         Consequences of termination by the Company for any reason other than for Cause or by Mr. Wood for Good Reason. If Mr. Wood’s employment is terminated by the Company for any reason other than for Cause or if Mr. Wood terminates his employment for Good Reason, then the Employment Agreement will terminate immediately and the Company will pay Mr. Wood: (i) all accrued vacation amounts and unreimbursed business expenses plus; and (ii) an amount equal to the sum of any Base Salary due to Mr. Wood through the last day of employment; plus (iii) any accrued Bonus to which Mr. Wood may have been entitled on the last day of employment, in full satisfaction of all of its compensation obligations under the Employment Agreement (Base Salary and Bonus), all within 30 days following such termination of employment.

In addition, for a period of two years following Mr. Wood’s foregoing termination of employment:

(1)         Mr. Wood will be treated as if he had continued to be an employee for all purposes under the Company’s health and medical plans, or if he is prohibited from participating in any such plan, the Company will, at its sole expense, provide health and dental insurance coverage for Mr. Wood or reimbursement of such coverage which will be equivalent to the coverage provided to Mr. Wood as of Mr. Wood’s termination of employment; and

(2)         The Company will maintain in force and at its expense, all life insurance being provided or required to be provided to Mr. Wood by the Company as of Mr. Wood’s termination of employment and will thereafter enable him to assume such life insurance at his expense.

(c)         Consequences of termination for Cause by the Company or by Mr. Wood other than for Good Reason, death or Disability. If Mr. Wood’s employment is terminated by the Company for Cause or by Mr. Wood other than for Good Reason or Mr. Wood’s death or Disability, (i) the Employment Agreement will terminate immediately; (ii) the Company will pay Mr. Wood, in full satisfaction of all of its compensation (Base Salary and Bonus) obligations under the Employment Agreement, an amount equal to the sum of any Base Salary due to Mr. Wood through the last day of employment, plus any accrued Bonus to which Mr. Wood may have been entitled on the last day of employment, but had not yet been received; and (iii) Mr. Wood’s benefits and rights under any Benefit Plan will be paid, retained or forfeited in accordance with the terms of such plan.

Change in Control Payment. In the event the Company undergoes a Change in Control, and so long as Mr. Wood is employed with the Company immediately before the Change in Control, Mr. Wood will receive a payment (the “Change in Control Payment”), subject to applicable withholdings and deductions, equal to (a) 2.50 times the average of Mr. Wood’s W-2 compensation (as reported in box 1) for the two completed years that immediately precede the Change in Control. The Change in Control Payment will be paid to Mr. Wood at closing if commercially reasonably and in no event later than 60 days after the effective date of the Change in Control.

“Change in Control” (as used in the Employment Agreement) is defined as and will be deemed to occur on:

(a)         the date of the acquisition of securities of the Company (“Common Shares”) and/or other securities of the Company (“Convertible Securities”) as a result of which a person or group (an “Acquirer”) owns beneficially Common Shares or other securities of the Company and/or Convertible Securities such that, assuming the conversion of Convertible Securities owned beneficially by the Acquirer but not by any other holder of Convertible Securities, the Acquirer would own beneficially (i) not less than 50% of the Common Shares; or (ii) shares which would entitle the holders thereof to cast not less than 50% of the votes attaching to all shares in the capital of the Company which may be cast to elect directors of the Company; or

(b)         the date upon which the following two conditions shall have been satisfied:

(i)         the acquisition (“Acquisition of Control”) of securities of the Company (including Convertible Securities) as a result of which an Acquirer owns beneficially Common Shares or other securities of the Company and/or Convertible Securities such that, assuming the conversion of Convertible Securities owned beneficially by the Acquirer but not by any other holder of Convertible Securities, the Acquirer would own beneficially (A) not less than 30% of the Common Shares or (B) shares which would entitle the holders thereof to cast not less than 30% of the votes attaching to all shares in the capital of the Company which may be cast to elect directors of the Company; and

(ii)         within two years after the Acquisition of Control, a majority of the Board consists of individuals who were not directors of the Company before the Acquisition of Control; or

(c)         the date upon which the following two conditions will have been satisfied:

(i)         the occurrence of (A) an amalgamation or merger of the Company with any other corporation (other than an affiliate); (B) any other business combination or consolidation; (C) a plan for the liquidation of the Company; or (D) the sale or disposition of all or substantially all of the assets of the Company (a “Corporate Reorganization”); and

(ii)         within two years following a Corporate Reorganization, a majority of the board of directors of the amalgamated or merged entity or successor entity into which the Company was merged or which acquired substantially all of the assets of the Company consists of individuals who were not directors of the Company immediately before the Corporate Reorganization.

Non-compete. Mr. Wood has agreed that for a period of one year following the termination of the Employment Agreement he will not (i) solicit any Company shareholder or policyholder, to become a shareholder, policyholder, of any competitor or anticipated competitor of the Company; and (ii) solicit any employee, agent, or independent contractor of Company to become an employee, agent or independent contractor of any competitor or anticipated competitor of the Company. Notwithstanding anything in the Employment Agreement to the contrary, the following will not be a violation or breach of the non-competition covenants t. Mr. Wood may: (i) engage in business with anyone or any companies that Mr. Wood had an existing relationship with prior to becoming associated with the Company; (ii) engage in any business, including the insurance business, as an agent, employee, shareholder or owner, in any location; (iii) conduct business with any Company shareholder, policyholder to become a shareholder, policyholder of any competitor or anticipated competitor of Company if the person solicits Mr. Wood; (iv) hire any employee, agent or independent contractor of the Company to become an employee, agent or independent contractor of any competitor or anticipated competitor of Company if the person solicits Mr. Wood; (v) provide references for employees of the Company; and (vi) solicit employees of the Company through general advertisements not specifically targeted at employees of the Company.

Other Provisions. The Employment Agreement contains other customary and miscellaneous provisions regarding settlement of disputes, jurisdiction and venue of such dispute settlement, choice of laws governing the Employment Agreement, amendment procedures, tax provisions and notices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description of Document

10.1	Employment Agreement between Jeffrey J. Wood and First Trinity Financial Corporation, dated August 15, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST TRINITY FINANCIAL CORPORATION

Date: August 20, 2024	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	Chief Executive Officer